UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    December 27, 2016

The Manitowoc Company, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	1-11978	39-0448110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 South 44th Street, Manitowoc, Wisconsin 54221-0066

(Address of principal executive offices, including ZIP code)

(920) 684-4410

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On December 27, 2016, The Manitowoc Company, Inc. (the “Company”) and Computershare Trust Company, N.A. (the “Rights Agent”) entered into an amendment (the “Amendment”) to the Company’s Rights Agreement, dated as of March 21, 2007 (the “Rights Agreement”), between the Company and the Rights Agent.

The Amendment accelerates the scheduled expiration date of the Rights issued pursuant to the Rights Agreement to December 31, 2016. Accordingly, as of 5:00 p.m., New York time, on December 31, 2016, the Rights issued pursuant to the Rights Agreement will expire and will no longer be outstanding and the Rights Agreement will terminate as of that time.

In addition, the Amendment contains certain changes to the rights and obligations of the Rights Agent for the purpose of updating the Rights Agreement to conform with current standards and practices.

The foregoing summary of the Amendment is a general description only, does not purport to be complete and is qualified in its entirety by the full text of the Amendment, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03.	Material Modification of Rights to Security Holders

The information contained in Item 1.01 is incorporated by reference into this Item 3.03.

Item 8.01.	Other Events

In connection with its approval of the Amendment, the Board of Directors of the Company adopted a policy concerning the adoption of any shareholder rights plan in the future. The policy is as follows:

The Manitowoc Company, Inc.

Policy Regarding Shareholder Rights Plans

(Adopted as of November 16, 2016)

The Board of Directors (“Board”) of The Manitowoc Company, Inc. (“Manitowoc”) has determined it to be in the best interests of Manitowoc and its shareholders to adopt this Policy Regarding Shareholder Rights Plans (“Policy”).

Under this Policy, no shareholder rights plan shall be adopted unless such action is approved by a majority of directors who satisfy New York Stock Exchange independence requirements and such directors find that such action is consistent with the exercise of their fiduciary responsibilities to Manitowoc and its shareholders. If a shareholder rights plan is adopted by the Board that did not receive shareholder approval prior to its implementation, then such shareholder rights plan shall expire on the one-year anniversary of its implementation unless it is ratified by shareholders prior to that date.

This Policy is adopted by the Board as of November 16, 2016 and shall be subject to reconsideration and amendment by the Board from time to time consistent with the Board’s duties and the interests of Manitowoc. The Corporate Governance Committee of the Board shall review this Policy on at least an annual basis and report to the Board on any recommendations it may have concerning this Policy.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being filed herewith:

(4.1)	Amendment, dated December 27, 2016, to the Rights Agreement, dated as of March 21, 2007, by and between The Manitowoc Company, Inc. and Computershare Trust Company, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MANITOWOC COMPANY, INC.

Date: December 27, 2016	By:	/s/ Louis F. Raymond
Louis F. Raymond
Vice President, General Counsel and Secretary

THE MANITOWOC COMPANY, INC.

EXHIBIT INDEX

TO

FORM 8-K CURRENT REPORT

Dated as of December 27, 2016

Exhibit Number	Description

(4.1)	Amendment, dated December 27, 2016, to the Rights Agreement, dated as of March 21, 2007, by and between The Manitowoc Company, Inc. and Computershare Trust Company, N.A.